Exhibit 10.1


                                                                EXECUTION COPY

                           VOTING AND PROXY AGREEMENT


         THIS VOTING AND PROXY AGREEMENT (this "Agreement") is made and entered into as of August 31, 2006 by and among Babcock & Brown Bravo Holdings LLC, a Delaware limited liability company ("Buyer"), the undersigned holders (each a "Stockholder" and, collectively, the "Stockholders") of shares of common stock, par value $0.01 per share ("Common Shares"), of BNP Residential Properties, Inc., a Maryland corporation ("Target") and the undersigned holders (each a "Unitholder" and, collectively, the "Unitholders" and, together with the Stockholders, the "Holders") of units of partnership interest (the "Common Units") in BNP Residential Properties Limited Partnership, a Delaware Limited Partnership ("Target L.P.").


         WHEREAS, concurrently herewith, Buyer, Babcock & Brown Bravo Acquisition Corp., a Maryland corporation and wholly-owned subsidiary of Buyer ("Merger Co"), Babcock & Brown Bravo Operating Partnership LP, a Delaware limited partnership ("Merger L.P."), Target and Target L.P. have entered into an Agreement and Plan of Merger (as amended from time to time, the "Merger Agreement") (unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed thereto in the Merger Agreement) pursuant to which Buyer will acquire Target and Target L.P. by merging Target with and into Merger Co with Merger Co as the surviving entity (the "REIT Merger") and by merging Merger L.P. with and into Target L.P. with Target L.P. as the surviving entity (the "L.P. Merger" and, together with the L.P. Merger, the "Mergers");


         WHEREAS, as of the date hereof, each Stockholder is the record and beneficial owner of, and has, or has given a proxy to another Holder who has, the sole right to vote and dispose of, that number of Common Shares (such Common Shares, together with any other capital stock of Target acquired by such Stockholder after the date hereof whether acquired directly or indirectly, upon the exercise of options, redemption of Common Units, conversion of convertible securities or otherwise, and any other voting securities of Target (whether acquired heretofore or hereafter), being collectively referred to herein as the "Shares") set forth on Attachment A hereto;


         WHEREAS, as of the date hereof, each Unitholder is the record and beneficial owner of, and has, or has given a proxy to another Holder who has, the sole right to vote and dispose of, that number of Common Units (such Common Units, together with any other partnership interests of Target L.P. acquired by such Unitholder after the date hereof whether acquired directly or indirectly, upon the exercise of options, conversion of convertible securities or otherwise, and any other voting securities of Target L.P. (whether acquired heretofore or hereafter), being collectively referred to herein as the "Units") set forth on Attachment A hereto;


         WHEREAS, obtaining appropriate stockholder approval and unitholder approval are conditions to the consummation of the transactions contemplated by the Merger Agreement; and


         WHEREAS, as an inducement to Buyer, Merger Co and Merger L.P. to enter into the Merger Agreement and incurring the obligations therein, Buyer has required that each Holder enter into this Agreement.

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         Section 1. Agreement to Vote, Restrictions on Voting and Dispositions, Irrevocable Proxy.

               (a) Agreement to Vote Common Shares. Each Stockholder irrevocably and unconditionally hereby agrees that from and after the date hereof until the earlier of (i) the Merger Effective Time and (ii) the date of termination of the Merger Agreement in accordance with its terms (the "Expiration Time"), at any meeting (whether annual or special and each adjourned or postponed meeting) of Target's stockholders, however called or in connection with any written consent of Target's stockholders, each Stockholder will (x) appear at such meeting or otherwise cause its Owned Shares (as defined below) to be counted as present thereat for purposes of calculating a quorum and (y) vote or cause to be voted (including by written consent, if applicable) all of such Stockholder's Shares beneficially owned by such Stockholder as of the relevant time (the "Owned Shares"), (1) for approval and adoption of the Merger Agreement (as amended from time to time), whether or not recommended by Target's Board of Directors (the "Target Board"), and the transactions contemplated by the Merger Agreement, (2) against any Acquisition Proposal, without regard to any recommendation to the stockholders of Target by the Target Board concerning such Acquisition Proposal, and without regard to the terms of such Acquisition Proposal, or other proposal made in opposition to adoption of the Merger Agreement or in competition or in consistent with the Mergers, (3) against any agreement, amendment of any agreement (including Target's Charter or Bylaws), or any other action that is intended or would reasonably be expected to prevent, impede, or, in any material respect, interfere with, delay, postpone, or discourage the transactions contemplated by the Merger Agreement, other than those specifically contemplated by this Agreement or the Merger Agreement or (4) against any action, agreement, transaction or proposal that would result in a breach of any representation, warranty, covenant, agreement or other obligation of Target in the Merger Agreement.

               (b) Agreement to Vote Common Units. Each Unitholder irrevocably and unconditionally hereby agrees that from and after the date hereof until the earlier of (i) the Merger Effective Time and (ii) the Expiration Time, at any meeting (whether annual or special and each adjourned or postponed meeting) of the partners of Target L.P., however called or in connection with any written consent of the partners of Target L.P., each Unitholder will (x) appear at such meeting or otherwise cause its Owned Units (as defined below) to be counted as present thereat for purposes of calculating a quorum and (y) vote or cause to be voted (including by written consent, if applicable) all of such Unitholder's Units beneficially owned by such Unitholder as of the relevant time (the "Owned Units"), (1) for approval and adoption of the Merger Agreement (as amended from time to time), whether or not recommended Target Board, and the transactions contemplated by the Merger Agreement, (2) against any Acquisition Proposal, without regard to any recommendation to the stockholders of Target by the Target Board concerning such Acquisition Proposal, and without regard to the terms of such Acquisition Proposal, or other proposal made in opposition to adoption of the Merger Agreement or in competition or in consistent with the Mergers, (3) against any agreement, amendment of any agreement (including Target L.P.'s partnership agreement or other organizational documents), or

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


any other action that is intended or would reasonably be expected to prevent, impede, or, in any material respect, interfere with, delay, postpone, or discourage the transactions contemplated by the Merger Agreement, other than those specifically contemplated by this Agreement or the Merger Agreement or (4) against any action, agreement, transaction or proposal that would result in a breach of any representation, warranty, covenant, agreement or other obligation of Target in the Merger Agreement.

               (c) Restrictions on Transfers. Each Holder hereby agrees that, from the date hereof until the Expiration Time, such Holder shall not, directly or indirectly, sell, offer to sell, give, pledge, encumber, assign, grant any option for the sale of or otherwise transfer or dispose of, or enter into any agreement, arrangement or understanding to sell, any Owned Shares or Owned Units (collectively, "Transfer") other than pursuant to this Agreement, the Merger Agreement or in connection with bona fide estate planning purposes to his, her or its affiliates or immediate family members, provided that as a condition to such Transfer, such affiliate or immediate family member shall execute an agreement that is identical to this Agreement (except to reflect the change of the Holder) and provided, further that the assigning Holder shall remain jointly and severally liable for the breaches of any of his, her or its affiliates or immediate family members of the terms hereof.

               (d) Irrevocable Proxy. Each Holder hereby revokes any and all previous proxies granted with respect to his, her or its Owned Shares and Owned Units. Subject to the last two sentences of this subsection (d), each Holder hereby irrevocably appoints Buyer or its designee as Holder's agent, attorney and proxy, to vote or cause to be voted (including by written consent) his, her or its Owned Shares and Owned Units in favor of approval of the Merger Agreement and the transactions contemplated by the Merger Agreement, as applicable. This proxy is irrevocable and coupled with an interest and is granted in consideration of Buyer, Merger Co, Merger L.P., Target and Target L.P. entering into the Merger Agreement. In the event that any Holder fails for any reason to vote his, her or its Owned Shares or Owned Units in accordance with the requirements of Sections 1(a) or 1 (b) hereof, as applicable, then the proxyholder shall have the right to vote such Holder's Owned Shares or Owned Units, as applicable, in accordance with the provisions of the second sentence of this subsection (d). The vote of the proxyholder shall control in any conflict between the vote by the proxyholder of such Holder's Owned Shares or Owned Units and a vote by such Holder of his, her or its Owned Shares or Owned Units. Notwithstanding the foregoing, the proxy granted by each Holder shall be automatically revoked upon termination of this Agreement in accordance with its terms.

               (e) Inconsistent Agreements. Each Holder hereby agrees that, he, she or it shall not enter into any agreement, contract or understanding with any person prior to the termination of the Merger Agreement directly or indirectly to vote, grant a proxy or power of attorney or give instructions with respect to the voting of such Holder's Owned Shares or Owned Units, as applicable, in any manner which is inconsistent with this Agreement.

         Section 2. No Shop

               (a) General. Each Holder, in his, her or its capacity as a Stockholder or Unitholder, as applicable, shall not take, and shall use his, her or its reasonable best efforts to cause its Affiliates and each of their respective officers, directors, employees and

Representatives not to take, and shall use its commercially reasonable efforts to cause its employees and Representatives not to take, any action directly or indirectly to (i) solicit, initiate or induce the making or submission of any Acquisition Proposal, (ii) enter into any letter of intent, agreement, arrangement or understanding with respect to any Acquisition Proposal or approve, endorse or recommend any Acquisition Proposal (or publicly announce an intention to approve, endorse or recommend any Acquisition Proposal) or enter into any agreement, arrangement or understanding that would require Target to abandon, terminate or fail to consummate the Mergers or any other transaction contemplated by the Merger Agreement, (iii) initiate or participate in any way in any discussions or negotiations with, or furnish or disclose any nonpublic information to, or afford access to any of the properties, Assets, books or records of Target or any Target Subsidiary to, any Person in connection with or in furtherance of any proposal that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal; provided, however, that the foregoing does not restrict any Holder that is a member of the Board of Directors or an officer of Target from taking any actions in such capacity to the extent permitted by the Merger Agreement.

               (b) Notification. Each Holder shall promptly (and in any event within two (2) days of the receipt thereof) notify Buyer (in writing) after: (i) receipt of an Acquisition Proposal (including the identity of such offeror, a copy of such Acquisition Proposal, or if such Acquisition Proposal was not made in writing, a summary of the terms of such Acquisition Proposal), (ii) any request for information relating to the Target (including nonpublic information) or for access to the properties, books or records of the Target by any Person that has made an inquiry that could reasonably lead to an Acquisition Proposal, or (iii) receipt of an amendment to a previously disclosed Acquisition Proposal (including the identity of such offeror, a copy of such amendment or, if such amendment was not made in writing, a summary of the terms of such amendment).

               (c) Ongoing Discussions. Each Holder shall and shall use its commercially reasonable efforts to cause its employees and Representatives to, immediately cease any existing negotiations, or discussions with any third party that may be ongoing with respect to any Acquisition Proposal.

               (d) Each Holder is signing this Agreement solely in such Holder's capacity as a Stockholder or Unitholder, as applicable, and nothing contained herein shall limit or affect any actions taken by any Holder in his, her or its capacity as an officer and director of Target, and neither such actions nor any actions taken as a representative of Target in his, her or its capacity as a stockholder of Target which are permitted to be taken pursuant to the Merger Agreement shall be deemed to constitute a breach of this Agreement.

         Section 3. Representations, Warranties and Covenants of Holders.

               (a)  Representations  and Warranties.  Each Holder represents and warrants to Buyer as follows: (i) such Holder has the requisite capacity and all necessary power and authority to execute and deliver this Agreement and to perform such Holder's obligations hereunder; (ii) this Agreement has been duly executed and delivered by such Holder and the execution, delivery and performance of this Agreement by such Holder and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Holder; (iii) assuming the due authorization, execution and delivery of this Agreement by Buyer, this Agreement constitutes the valid and binding agreement of such Holder enforceable against such Holder in accordance with its terms (except in all cases as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, conservatorship, moratorium, or similar Laws affecting the enforcement of creditors' rights generally and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding may be brought); (iv) the execution and delivery of this Agreement by such Holder does not conflict with or violate any law or agreement binding upon it, nor require any consent, notification, regulatory filing or approval, and (v) except for restrictions in favor of Buyer pursuant to this Agreement (and, in the case of the Common Units, except for restrictions contained in that certain Second Amended and Restated Agreement of Limited Partnership of Boddie-Noell Properties Limited Partnership), and except for such transfer restrictions of general applicability as may be provided under the Securities Act of 1933, as amended, and the "blue sky" laws of the various States of the United States, such Holder owns, beneficially and of record, all of such Holder's Owned Shares or Owned Units, as applicable, free and clear of any proxy, voting restriction, adverse claim or other lien and has sole voting power and sole power of disposition with respect to such Holder's Owned Shares or Owned Units, as applicable, with no restrictions on such Holder's rights of voting or disposition pertaining thereto and no person other than such Holder has any right to direct or approve the voting or disposition of any of such Holder's Owned Shares or Owned Units, as applicable.

               (b) Covenants. From the date hereof until the Expiration Time:

                    (i) each Holder agrees not take any action that would make any representation or warranty of such Holder contained herein untrue or incorrect or have the effect of preventing, impeding, or, in any material respect, interfering with or adversely affecting the performance by such Holder of its obligations under this Agreement.

                    (ii) each Holder hereby waives any rights of dissent from the Mergers that such Holder may have;

                    (iii) each Holder hereby agrees, while this Agreement is in effect, to promptly notify Buyer of the number of any new Common Shares or Common Units acquired by such Holder, if any, after the date hereof. Any such shares shall be subject to the terms of this Agreement as though owned by such Holder on the date hereof; and

                    (iv) each Holder, severally and not jointly, hereby authorizes Buyer and Target to publish and disclose in any announcement or disclosure required by the SEC and in the Proxy Statement such Holder's identity and ownership of the Owned Shares or Owned Units, as applicable, and the nature of such Holder's obligation under this Agreement, provided that such Holder is provided with a reasonable opportunity to review and comment on such disclosure.

         Section 4. Representations and Warranties of Buyer. Buyer represents and warrants to each Holder as follows: (i) each of this Agreement and the Merger Agreement has been approved by Buyer's sole member; (ii) each of this Agreement and the Merger Agreement has been duly executed and delivered by a duly authorized  officer of Buyer; and
(iii) assuming the due authorization, execution and delivery of this Agreement by each Holder, this Agreement constitutes a valid and binding agreement of Buyer, enforceable against Buyer in accordance with its terms (except in all cases as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, conservatorship, moratorium, or similar Laws affecting the enforcement of creditors' rights generally and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding may be brought).

         Section 5. Further Assurances. From time to time, at the request of Buyer and without further consideration, each Holder shall execute and deliver such additional documents and take all such further action as may be necessary to consummate and make effective the transactions contemplated by this Agreement.

         Section 6. Termination. This Agreement shall automatically terminate and be of no further force or effect upon the Expiration Time (other than with respect to this Section and Section 7 which shall survive any termination of this Agreement); provided that no such termination shall relieve any party hereto from any liability for any breach of this Agreement occurring prior to such termination.

         Section 7. Miscellaneous.

               (a) Expenses. All expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such expenses.

               (b) Notices. Any notice required to be given hereunder shall be sufficient if in writing, and sent by facsimile transmission (provided that any notice received by facsimile transmission or otherwise at the addressee's location on any business day after 5:00 p.m. (addressee's local time) shall be deemed to have been received at 9:00 a.m. (addressee's local time) on the next business day), by reliable overnight delivery service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

             If to Buyer, to

             c/o Babcock & Brown LP
             1 Dag Hammarskjold Plaza
             885 Second Avenue
             49th Floor
             New York, NY 10017
             Facsimile:  (212) 935-8949
             Attention:   Thomas G. Maira

             and

             Two Sound View Drive

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

             Greenwich, CT 06830-6471
             Facsimile:  (203) 862-4848
             Attention:  Thomas Quinn

             with a copy to (which shall not constitute notice):

             Skadden, Arps, Slate, Meagher & Flom LLP
             Four Times Square
             New York, New York  10036-6522
             Facsimile:  (212) 735-2000
             Attention:  Howard L. Ellin, Esq.

             and

             300 South Grand Avenue
             Los Angeles, CA 90071-3144
             Facsimile: (213) 687-5600
             Attention: Jonathan L. Friedman

             If to a Holder, to the address set forth next to such Holder's name on Attachment B hereto.

               (c) Amendments, Waivers, Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated except by an instrument in writing signed by Buyer and the Holders.

               (d) Successors and Assigns. No party may assign any of its or his rights or delegate any of its or his obligations under this Agreement without the prior written consent of the other parties, except that Buyer may, without the consent of the Holders, assign any of its rights and delegate any of its obligations under this Agreement to any affiliate of Buyer. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties and their respective successors and assigns, including without limitation any corporate successor by merger or otherwise. Notwithstanding any Transfer of Common Shares or Common Units consistent with this Agreement, the transferor shall remain liable for the performance of all obligations of transferor under this Agreement.

               (e) No Third Party Beneficiaries. Nothing expressed or referred to in this Agreement will be construed to give any person, other than the parties to this Agreement, any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement except as such rights as may inure to a successor or permitted assignee under Section 7(d).

               (f) No Partnership, Agency, or Joint Venture. This Agreement is intended to create, and creates, a contractual relationship and is not intended to create, and does not create, any agency, partnership, joint venture or any like relationship between the parties hereto.

               (g) Entire Agreement. This Agreement embodies the entire agreement and understanding among the parties relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

               (h) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement.

               (i) Specific Performance; Remedies Cumulative. The parties hereto acknowledge that money damages are not an adequate remedy for violations of this Agreement and that any party, in addition to any other rights and remedies which the parties may have hereunder or at law or in equity, may, in his or its sole discretion, apply to a court of competent jurisdiction for specific performance or injunction or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such rights, powers or remedies by such party.

               (j) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with his or its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of his or its right to exercise any such or other right, power or remedy or to demand such compliance.

               (k) Governing Law. Regardless of any conflict of law or choice of law principles that might otherwise apply, the parties agree that this Agreement shall be governed by and construed in all respects in accordance with the laws of the State of Maryland. The parties all expressly agree and acknowledge that the State of Maryland has a reasonable relationship to the parties and/or this Agreement.

               (l) Jurisdiction. Each of the parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement exclusively in a state or federal court located in the State of Maryland. In addition, each of the parties hereby irrevocably submits to the exclusive jurisdiction of the courts of the State of Maryland and to the jurisdiction of the United States District Court for the District of Maryland, for the purpose of any action or proceeding arising out of or relating to this Agreement and each of the parties hereto hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined exclusively in any Maryland state or federal court. Each of the parties


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

agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

               (m) Waiver of Jury Trial. Each Holder hereby waives, to the fullest extent permitted by applicable law, any right he or it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement. Each Holder (i) certifies that no representative of any other party has represented, expressly or otherwise, that such other party would not, in the event of any such litigation, seek to enforce the foregoing waiver and (ii) acknowledges that he, she or it has been induced to enter into this Agreement by, among other things, the consideration received by such Holder in respect of such Holder's Owned Shares pursuant to the transactions contemplated by the Merger Agreement.

               (n) Drafting and Representation. The parties have participated jointly in the negotiation and drafting of this Agreement. No provision of this Agreement will be interpreted for or against any party because that party or his or its legal representative drafted the provision.

               (o) Name, Captions, Gender. Section headings of this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement. Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine or neuter forms.

               (p) Counterparts. This Agreement may be executed by facsimile and in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the parties hereto.


                            [SIGNATURE PAGE FOLLOWS]


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



         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date and year first written above.

                                  BABCOCK & BROWN BRAVO
                                  HOLDINGS LLC

                                  By:       /s/ Daniel J. Brickman
                                           -------------------------------
                                           Name:  Daniel J. Brickman
                                           Title: Director

                                  HOLDERS:

                                  --------------------------
                                  Paul Chrysson


                                  --------------------------
                                  W. Michael Gilley


                                  --------------------------
                                  Philip S. Payne


                                  --------------------------
                                  D. Scott Wilkerson


                                  --------------------------
                                  Peter J. Weidhorn


                                  --------------------------
                                  Pamela B. Bruno


                                  --------------------------
                                  Eric S. Rohm

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date and year first written above.

                                  BABCOCK & BROWN BRAVO
                                  HOLDINGS LLC

                                  By:
                                           -------------------------------
                                           Name:

                                  HOLDERS:
                                    /s/ Paul Chrysson
                                  --------------------------
                                  Paul Chrysson


                                  --------------------------
                                  W. Michael Gilley


                                  --------------------------
                                  Philip S. Payne


                                  --------------------------
                                  D. Scott Wilkerson


                                  --------------------------
                                  Peter J. Weidhorn


                                  --------------------------
                                  Pamela B. Bruno


                                  --------------------------
                                  Eric S. Rohm

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date and year first written above.

                                  BABCOCK & BROWN BRAVO
                                  HOLDINGS LLC

                                  By:
                                           -------------------------------
                                           Name:

                                  HOLDERS:

                                  --------------------------
                                  Paul Chrysson

                                    /s/ W. Michael Gilley
                                  --------------------------
                                  W. Michael Gilley


                                  --------------------------
                                  Philip S. Payne


                                  --------------------------
                                  D. Scott Wilkerson


                                  --------------------------
                                  Peter J. Weidhorn


                                  --------------------------
                                  Pamela B. Bruno


                                  --------------------------
                                  Eric S. Rohm

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date and year first written above.

                                  BABCOCK & BROWN BRAVO
                                  HOLDINGS LLC

                                  By:
                                           -------------------------------
                                           Name:

                                  HOLDERS:

                                  --------------------------
                                  Paul Chrysson


                                  --------------------------
                                  W. Michael Gilley

                                    /s/ Philip S. Payne
                                  --------------------------
                                  Philip S. Payne

                                    /s/ D. Scott Wilkerson
                                  --------------------------
                                  D. Scott Wilkerson


                                  --------------------------
                                  Peter J. Weidhorn

                                   /s/ Pamela B. Bruno
                                  --------------------------
                                  Pamela B. Bruno

                                   /s/ Eric S. Rohm
                                  --------------------------
                                  Eric S. Rohm

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date and year first written above.

                                  BABCOCK & BROWN BRAVO
                                  HOLDINGS LLC

                                  By:
                                           -------------------------------
                                           Name:

                                  HOLDERS:

                                  --------------------------
                                  Paul Chrysson


                                  --------------------------
                                  W. Michael Gilley


                                  --------------------------
                                  Philip S. Payne


                                  --------------------------
                                  D. Scott Wilkerson

                                   /s/ Peter J. Weidhorn
                                  --------------------------
                                  Peter J. Weidhorn


                                  --------------------------
                                  Pamela B. Bruno


                                  --------------------------
                                  Eric S. Rohm

                                  Attachment A

----------------------------- ----------------------- -------------------- ----------------- ---------------------
Holder                        Common Stock            Restricted Common    Common Stock      Common Units
                                                      Stock                Options
----------------------------- ----------------------- -------------------- ----------------- ---------------------
Paul Chrysson                     17,000                                                           276,766
----------------------------- ----------------------- -------------------- ----------------- ---------------------
W. Michael Gilley                                                                                  292,145
----------------------------- ----------------------- -------------------- ----------------- ---------------------
Philip S. Payne                   96,570                 63,000               100,000
----------------------------- ----------------------- -------------------- ----------------- ---------------------
D. Scott Wilkerson                50,343                 63,000                50,000
----------------------------- ----------------------- -------------------- ----------------- ---------------------
Peter J. Weidhorn                469,817
----------------------------- ----------------------- -------------------- ----------------- ---------------------
Pamela B. Bruno                   15,621                 27,000                28,000
----------------------------- ----------------------- -------------------- ----------------- ---------------------
Eric S. Rohm                       3,000                 27,000
----------------------------- ----------------------- -------------------- ----------------- ---------------------

                                  Attachment B

                                 Holder Notices

----------------------------- ---------------------------------------- --------------------------------------------
            Name                        Notice Information
                                (Street Address, Facsimile Number,          With a copy to (which shall not
                                           Contact Name)                           constitute notice):
----------------------------- ---------------------------------------- --------------------------------------------
Paul Chrysson                 1045 Burke Street
                              Winston-Salem, NC  27101
                              Tel. 336-725-8546
                              Fax 336-723-6485
----------------------------- ---------------------------------------- --------------------------------------------
W. Michael Gilley             1930 Harris Road
                              Charlotte, NC  28211
                              Tel. 704-365-0170
                              Fax 704-365-0995
----------------------------- ---------------------------------------- --------------------------------------------
Philip S. Payne               301 S. College Street
                              Suite 3850
                              Charlotte, NC
                              Tel. 704-944-0100 ext. 2020
                              Fax 704-944-2039
----------------------------- ---------------------------------------- --------------------------------------------
D. Scott Wilkerson            301 S. College Street
                              Suite 3850
                              Charlotte, NC
                              Tel. 704-944-0100 ext. 2001
                              Fax 704-944-2039
----------------------------- ---------------------------------------- --------------------------------------------
Peter J. Weidhorn             60 Thomas Drive
                              Manalapan, NJ  07726
                              Tel. 732-446-6483
                              Fax 732-792-0811
----------------------------- ---------------------------------------- --------------------------------------------
Pamela B. Bruno               301 S. College Street
                              Suite 3850
                              Charlotte, NC
                              Tel. 704-944-0100 ext. 2030
                              Fax 704-944-2039
----------------------------- ---------------------------------------- --------------------------------------------
Eric S. Rohm                  301 S. College Street
                              Suite 3850
                              Charlotte, NC
                              Tel. 704-944-0100 ext. 2023
                              Fax 704-944-2039
----------------------------- ---------------------------------------- --------------------------------------------

